Supplement dated March 12, 2026 to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as may be revised or supplemented from time to time.

Natixis Oakmark Fund

Natixis U.S. Equity Opportunities Fund

(the “Funds”)

Effective May 1, 2026, Michael J. Mangan will no longer serve as a Portfolio Manager of the Natixis Oakmark Fund and the Harris Associates – Large Cap Value sleeve of the Natixis U.S. Equity Opportunities Fund.

Accordingly, effective May 1, 2026, all references and corresponding disclosure related to Mr. Mangan in the Funds Summary Prospectuses, Prospectus and SAI will be deleted.

Robert F. Bierig, Michael A. Nicolas and William C. Nygren will remain as Portfolio Managers of the Natixis Oakmark Fund and the Harris Associates – Large Cap Value sleeve of the Natixis U.S. Equity Opportunities Fund.